UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 3, 2004

EVERGREEN SOLAR, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-31687	04-3242254

(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

138 BARTLETT STREET
MARLBORO, MA 01752
(Address of Principal Executive Offices, including Zip Code)

(508) 357-2221
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Ex-99.1 Press Release dated November 3, 2004

Item 2.02. Results of Operations and Financial Condition

     (a) On November 3, 2004, Evergreen Solar, Inc. (the “Registrant”) issued a press release announcing its financial results for third quarter 2004. The full text of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

     Pursuant to General Instruction B.2 of Form 8-K, the foregoing information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, but instead shall be deemed furnished pursuant to that instruction.

Item 9.01. Financial Statements and Exhibits

     (c) Exhibits.

     99.1 Press Release dated November 3, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERGREEN SOLAR, INC.

By:	/s/ Richard G. Chleboski

Richard G. Chleboski
Chief Financial Officer, Vice President, Treasurer and Secretary

Date: November 3, 2004